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                  SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                        NATIONAL LIFE INSURANCE COMPANY
 Oregon Supplement dated December 24, 1997 to Prospectus dated June 20, 1997


Effective on or about July 14, 1997, one of the investment funds available within the Sentinel Advantage Variable Annuity Contract, Strong Special Fund II, was renamed Strong Opportunity Fund II.

Strong Capital Management, Inc. ("Strong") has also announced that it will voluntarily cap the expenses of the Strong Growth Fund II, another investment fund available within the Sentinel Advantage Variable Annuity Contract, at 1.20%, effective July 24, 1997. Strong has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.
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National Life has determined that automated Portfolio Rebalancing will not be available on a monthly basis, as indicated in the Prospectus on page 26. Portfolio Rebalancing is available on a quarterly, semi-annual or annual basis.

National Life will accept initial Premium Payments less than the minimums stated on page 13 of the Prospectus, where the Owner agrees in writing to pay subsequent Premium Payments by electronic funds transfer which equal or exceed the applicable minimum within 12 months of the Date of Issue. In the event that such subsequent Premium Payments are not made, National Life reserves the right to terminate the Contract and pay the Cash Surrender Value of the Contract to the Owner.
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The planned reorganization resulting in the combination of the Common Stock
Portfolio and the Growth Portfolio of the Market Street Fund, Inc. (the "Fund"), by transferring the assets and liabilities of the Common Stock Portfolio to the Growth Portfolio and exchanging the shares of stock representing interests in the Common Stock Portfolio for shares of stock representing interests in the Growth Portfolio (the "Reorganization"), became effective on December 12, 1997. The Reorganization was approved at a Special Meeting of Shareholders of the Common Stock Portfolio held on December 5, 1997. Since May 1, 1997, the Growth Portfolio has been managed by Sentinel Advisors Company, which also managed the Common Stock Portfolio. Both Portfolios were managed by the same portfolio management teams in essentially the same style.
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For Contracts purchased in the State of Oregon, the Maturity Date must be at least 10 years after the Date of Issue, rather than 2 years as stated in the Prospectus, and National Life will not be permitted to make any exceptions to this restriction.

In addition, for Contracts purchased in the State of Oregon, National Life will not be permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.